UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 6, 2025

Verde Resources, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55276	32-0457838
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

8112 Maryland Ave, Suite 400, St. Louis, Missouri 63105
(Address of principal executive offices)

Registrant’s telephone number, including area code (314) 530-9071

__________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 504 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule 12b-25 of the Securities Exchange Act of 1934 (§240.12b-2 of this Chapter).

                                                                                                                                         Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 7. Regulation FD

Item 7.01 Regulation FD Disclosure

On February 6, 2025, the Company released an investor presentation (the “Investor Presentation”) which includes updates regarding the Company’s business and operations that management of the Company intends to use from time to time in investor communications and conferences. A copy of the Investor Presentation is attached hereto as Exhibit 99.1.

Cautionary Note Regarding Forward Looking Statements

Statements in this Current Report on Form 8-K and in the Investor Presentation that are not statements of historical fact may be forward-looking statements that reflect management’s current expectations, assumptions and estimates of future performance and economic conditions of the Company’s management team. Such statements are made in reliance on the safe harbor provisions of Section 27A of the Securities Act and Section 21E of the Exchange Act. Words such as “believes,” “anticipates,” “expects,” “estimates,” “plans,” “intends,” “may,” “will,” “potential,” “hope” and similar expressions are intended to identify forward-looking statements. The assumptions and expectations expressed in these forward-looking statements are subject to various risks and uncertainties that may cause actual results to differ materially. While the company believes these statements are based on reasonable assumptions, they rely on current information and inherently uncertain future projections. Detailed information regarding other factors that may cause actual results to differ materially from those expressed or implied by statements in this Current Report on Form 8-K and the Investor Presentation, including the documents incorporated by reference herein, may be found in the Company’s filings with the Securities Exchange Commission (the “SEC”), including under sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” of the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Report on Form 8-K filed with the SEC, as well as the Company’s other filings with the SEC, copies of which may be obtained from the SEC’s website, www.sec.gov. All forward-looking statements included in this Current Report on Form 8-K and in the Investor Presentation, and in the other documents the Company files with the SEC, are made only as of the date of this Current Report on Form 8-K and, as applicable, the date of the other documents the Company files with the SEC. The Company disclaims any intention or obligation to update or revise any forward-looking statements to reflect events or circumstances that subsequently occur, or of which the Company hereafter becomes aware, except as required by law. Persons reading this Current Report on Form 8-K and the other documents the Company files with the SEC are cautioned not to place undue reliance on such forward-looking statements.

Item 9.01 Financial Statements and Exhibits

The Investor Presentation is attached hereto as Exhibit 99.1.

99.1	Investor Presentation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERDE RESOURCES, INC.

/s/ Jack Wong
Jack Wong
Chief Executive Officer

Date: February 11, 2025

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